Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Matthew T. Hinkle, Chief Executive Officer of the Franklin Alternative Strategies Funds (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 5/31/2022 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 2, 2022

/s/ Matthew T. Hinkle
Matthew T. Hinkle,
Chief Executive Officer – Finance and Administration

I, Christopher Kings, Chief Financial Officer of the Franklin Alternative Strategies Funds (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 5/31/2022 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 2, 2022

/s/ Christopher Kings
Christopher Kings
Treasurer, Chief Financial Officer, and Chief Accounting Officer